Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

NOTE 8:	INCOME TAXES
	a.	Corporate tax structure:

The Israeli corporate tax rate was 25% in 2010, 24% in 2011 and 25% in 2012 and onwards.

	b.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxation), 1969:

The Company may currently qualify as an "industrial company" within the definition of the Law for the Encouragement of Industry (Taxation), as such, it may be eligible for certain tax benefits, including, inter alia, special depreciation rates for machinery, equipment and buildings, amortization of patents, certain other intangible property rights and deduction of share issuance expenses.

	c.	Net operating loss carryforwards:

As of December 31, 2012, the Company's net operating loss carryforwards for tax purposes amounted to approximately $70,008 (including capital loss carryforward of $15,659) which may be carried forward and offset against taxable income in the future, for an indefinite period.

As of December 31, 2012, for federal income tax purposes, the U.S. subsidiary had net operating loss carry-forwards of approximately $91,755 (including capital loss carryforwards $1,700). These losses may offset any future U.S. taxable income of the U.S. subsidiary and will expire in the years 2012 through 2025.

Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

Management currently believes that since the Company has a history of losses, and uncertainty with respect to future taxable income, it is more likely than not that some of the deferred tax assets regarding the loss carry forwards will not be utilized in the foreseeable future. Thus, a valuation allowance was provided to reduce deferred tax assets to their realizable value.

d.	Deferred income taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2011 and 2012, the Company's deferred taxes were in respect of the following:

	December 31,
	2011	2012

Deferred tax assets:
Net operating loss carry-forwards	$50,234	$48,709
Capital loss carry-forwards	4,487	4,578
Reserves and allowances	192	183
Deferred revenues	244	188
Intangibles, Property and Equipment	116	76
Research and development costs	672	878

Deferred tax assets before valuation allowance	55,945	54,612
Valuation allowance	(51,060)	(49,025)

Deferred tax asset	$4,885	$5,587

Domestic:
Current deferred tax asset, net	$1,572	$1,569
Non-current deferred tax asset, net	2,485	2,352

	4,057	3,921
Foreign:
Current deferred tax asset, net	424	670
Non-current deferred tax asset, net	404	996

	828	1,666

	$4,885	$5,587

Deferred tax liabilities:
Acquired intangibles	-	(3,187)

Deferred tax liabilities	$-	$(3,187)

e.

For the year ended December 31, 2010, the main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of the benefits from accumulated net operating loss carry forward due to the uncertainty of the realization of such tax benefits, as well as utilization of deferred tax asset of approximately $500 during 2010, offset by a recognition of a deferred tax asset of approximately $1,600 in respect of net operating loss carry-forwards and temporary differences that are more likely than not to be realized in the foreseeable future.

For the year ended December 31, 2011, the main reconciling items between the Company's statutory tax rate and the effective tax rate relates to changes in valuation allowance due to utilization of net operating loss carry forwards, recognition of net operating loss carry forward due to certainty of future realization of taxable income, and an increase in the Israeli tax rate (which resulted in an increase in the deferred tax asset), offset by increase in the exchange rate of the US dollars compared to the New Israeli Shekel.

For the year ended December 31, 2012, the main reconciling items between the Company's statutory tax rate and the effective tax rate relates to changes in valuation allowance due to utilization of net operating loss carry forwards, in the amount of $215 and a decrease in valuation allowance related to net operating losses expected to be realized in the forseeable future, in the amount of $840.

f.	Income before tax benefit consists of the following:

	Year ended December 31,
	2010	2011	2012

Domestic	$3,124	$3,114	$1,430
Foreign	181	167	(570)

	$3,305	$3,281	$860

The Company is required to calculate and account for income taxes in each jurisdiction in which the Company or its subsidiary operate. Significant judgment is required in determining its worldwide provision for income taxes and recording the related assets and liabilities.

	Year ended December 31,
	2010	2011	2012

Current taxes:
Foreign	$(2)	$(2)	$124
Domestic	-	70	57

	$(2)	$68	$181

Deferred taxes:
Foreign	$(270)	$(357)	$(942)
Domestic	(826)	(1,028)	136

	$(1096)	$(1,385)	$(806)

	$(1,098)	$(1,317)	$(625)

h.	Tax assessments:

The Company has final tax assessments in Israel through 2006.